Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK



                            ARTHUR ANDERSEN LLP

                         Pittsburgh, Pennsylvania







                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 18 to Form N-1A Registration Statement of Federated Short-Term U.S. Government Trust of our report dated January 27, 1997, on the financial statements of Federated Short-Term U.S. Government Trust, included in or made a part of this registration statement.



By: ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
February 21, 1997